UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 10, 2004

HECTOR COMMUNICATIONS CORPORATION

(Exact name of Registrant as specified in its charter)

Minnesota	001-13891	41-0957999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 South Main Street Hector, MN	55342
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (320) 848-6611

Items 1-6 and 8-11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is furnished as an exhibit to this Current Report:

Exhibit No.	Description of Exhibit

99.1	Press release issued March 10, 2004.

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 10, 2004, Hector Communications Corporation issued a press release, furnished as Exhibit 99.1 to this Form 8-K, disclosing material non-public information regarding its results of operations for the quarter ended December 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 HECTOR COMMUNICATIONS CORPORATION

By	/s/Charles A. Braun
Charles A. Braun
Chief Financial Officer

Dated:  March 11, 2004